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                                  EXHIBIT 10(h)

                              CORESTATES BANK, N.A.

                   GENERAL ASSIGNMENT OF GOVERNMENT CONTRACTS
                            AND THE PROCEEDS THEREOF


                  INTENDING TO BE LEGALLY BOUND, NUCLEAR RESEARCH CORPORATION ("BORROWER") hereby agrees as follows:

                 1. In consideration for a line of credit in the amount of Five Million Five Hundred Thousand Dollars ($5,500,000.00) and a term loan in the amount of One Million Five Hundred Thousand Dollars ($1,500,000.00) (the "Loans") granted or to be granted even date herewith by CoreStates Bank, N.A. ("Lender") to BORROWER and to induce Lender to make these Loans and as additional security for these Loans, BORROWER does hereby absolutely and unconditionally assign, transfer, and set over to Lender and grant to Lender a security interest in all of its rights, but not its obligations, under all Contracts hereafter in existence for the furnishing of goods and services by BORROWER to the United States Government, its agencies, departments or units as purchaser ("Purchaser"), where the individual amount of any such Contract exceeds Five Hundred Thousand Dollars ($500,000.00) (the "Contracts"), including a security interest in any and all monies, proceeds and lease payments due or to become due under any of such Contracts, and in any renewals, extensions and modifications thereof in accordance with the terms set forth below.

                 2. BORROWER hereby agrees to authorize and direct the purchaser under any of such Contracts to make all payments as they become due under said Contract directly to Lender in the event that Lender shall so direct BORROWER in writing. Lender agrees, however, that so long as there has been no event of default under the documents securing any of the Loans owed by BORROWER to Lender, BORROWER may collect and receive all payments due under the Contracts. If any such event of default shall occur and be continuing, then Lender may collect directly from the Purchaser all payments due under the Contracts and exercise all other rights thereunder.

                 3. This Assignment shall be a continuing one and shall be effective for any renewals, modifications or extensions of the Loans referred to above until the same are entirely paid.

                 4. BORROWER agrees to deliver to Lender copies of the original Contracts referred to above promptly after such Contracts are executed and delivered to BORROWER. BORROWER further agrees to execute, upon the request of Lender, UCC-1 Financing Statements covering the Contracts and perfecting Lender's security interest in the Contracts and proceeds thereof, which Financing Statements shall be filed by Lender at its discretion.

                  5. So long as either or both of the Loans are outstanding, BORROWER will not, without the prior written consent of Lender, grant any security interests in any of the Contracts or

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contract rights set forth above to any person or entity except Lender or permit any lien or encumbrance to attach to any of the Contracts or contract rights or permit any levy to be made thereon or permit any statement, except Lender's financing statement, to be on file with respect thereto.

                 6. BORROWER covenants that BORROWER will keep the Contracts and contract rights free of all liens and encumbrances except for Lender's security interest hereunder.

                 7. The security interest granted herein shall be considered an interest in property granted pursuant to Article IX of the Uniform Commercial Code which secures payment or performance of an obligation. BORROWER represents that the office or offices where it keeps its records concerning all of its Contracts and contract rights is at the address specified at the end of this Agreement. BORROWER will immediately advise Lender in writing of the opening of any new place of business or the closing of any of its existing places of business and of any change in the location of the places where its records concerning its contract rights are kept.

                 8. Any breach of the warranties, representations and covenants in this Assignment shall constitute an event of default under the loans secured by this Assignment and shall entitle Lender to pursue all remedies provided under the documentation for such loans or otherwise available.

                 9. This Assignment shall inure to the benefit of the Lender, its successors, assignees, endorsees and any person or persons, including any banking institution or institutions, to whom the Lender may grant any interest in the instruments evidencing the loan secured hereby.

                  10. BORROWER'S address is as follows: 125 Titus Avenue, Warrington, Pennsylvania, 18976.

                EXECUTED on the 14th day of January, 1997.


                                         NUCLEAR RESEARCH CORPORATION

                              By:        /s/ Earl M. Pollock
                                         ---------------------------(SEAL)
                                         Name:  Earl M. Pollock
                                         Title:  President

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